UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 27, 2007
                                                  ___________________________


                       First Keystone Financial, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                            000-25328                  23-2576479
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


22 West State Street, Media, Pennsylvania                               19063
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (610) 565-6210
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of
          _______________________________________________________
          Directors; Appointment of Certain officers;
          ___________________________________________
          Compensatory Arrangements of Certain Officers.
          ______________________________________________

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Not applicable.

          (e) On June 27, 2007, the Board of Directors of First Keystone Bank (the "Bank"), the wholly owned subsidiary of First Keystone Financial, Inc., approved the amendment and restatement of the Bank's Supplemental Executive Retirement Plan (the "SERP") (as amended and restated, the "Amended SERP") in which the president and certain other current and former executive officers participate. The SERP was amended and restated in order to comply with new Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service in April 2007. Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections. No changes to the benefits provided to participants by the SERP were adopted in connection with the adoption of the Amended SERP.

          For additional information, reference is made to the Amended SERP included as Exhibit 10.1 hereto, which is incorporated herein and made a part hereof by reference thereto.

          (f)  Not applicable.

ITEM 9.01 Financial Statements and Exhibits.
          _________________________________

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits

          The following exhibits are filed herewith.

     Exhibit Number      Description
     __________________  _____________________________________

     10.1                Amended and Restated Supplemental
                         Executive Retirement Plan.











                                2

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  July 2, 2007           By: /s/Rose M. DiMarco
                                  _________________________
                                  Rose M. DiMarco
                                  Chief Financial Officer